Exhibit 99.1

Media Contact: Mei Li Senior VP, Corporate Communications NetSuite Inc. Phone: 650.627.1063 E-mail: meili@netsuite.com	Investor Relations Contact: Carolyn Bass Market Street Partners Phone: 415.445.3232 E-mail: IR@NetSuite.com

NETSUITE ANNOUNCES THIRD QUARTER 2010 FINANCIAL RESULTS AND

RAISES OUTLOOK FOR FISCAL YEAR 2010

•	Reports Record Revenue of $49.7 Million, 19% Growth over Prior Year

•	Recurring Revenue Grows 19% Year-over-Year to $41.8 Million

•	Non-GAAP Net Income Grows by Over 600% Year-over-Year

•	Posts Quarterly Operating Cash Flow of $4.5 Million, a 120% Increase vs. Q3’09

SAN MATEO, Calif. —November 4, 2010 —NetSuite Inc. (NYSE: N), the industry’s leading provider of cloud-based financials / ERP software suites, today announced operating results for its third quarter ended September 30, 2010.

Total revenue for the third quarter of 2010 was $49.7 million, representing a 19% increase over the prior year. Subscription and support revenue for the third quarter was $41.8 million, representing 19% growth over the same period in the prior year.

GAAP operating loss for the third quarter of 2010 was $6.6 million, compared to a GAAP operating loss of $8.0 million in the third quarter of 2009. On a GAAP basis, net loss for the third quarter of 2010 was $7.0 million, or $(0.11) per share, as compared to a net loss of $8.0 million, or $(0.13) per share in the third quarter of 2009.

Non-GAAP operating income for the third quarter of 2010 improved 600% year-over-year, growing to $2.9 million, as compared to non-GAAP operating income of $419,000 in the third quarter of 2009. Non-GAAP net income for the third quarter of 2010 was $2.6 million, or $0.04 per share, as compared to non-GAAP net income of $348,000, or $0.01 per share, for the third quarter of 2009.

“It was another great quarter at NetSuite, and our record results and raised outlook reinforce that customers are running to the NetSuite Cloud from pre-Web applications like Microsoft Dynamics Great Plains. We are hitting the tipping point as traditional, inflexible mid-market ERP approaches are thrown out in favor of NetSuite’s modern cloud-based approach to running a business,” said Zach Nelson, CEO of NetSuite. “We are again raising our 2010 outlook for revenue, operating cash flow and non-GAAP net income based on the accelerating adoption of NetSuite’s cloud computing applications by enterprises around the world.”

Conference Call

In conjunction with this announcement, NetSuite will host a conference call at 2:00 p.m. PDT (5:00 p.m. EDT) today to discuss the company’s third quarter 2010 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of NetSuite’s Web site at www.netsuite.com/investors.

The live call can be accessed by dialing 888-617-5714 (U.S.) or 719-325-2339 (outside the U.S.) and referencing passcode: 848-5915. A replay of the call can also be accessed by dialing 888-203-1112 (U.S.) or 719-457-0820 (outside the U.S.), and referencing passcode: 848-5915.

About NetSuite

NetSuite Inc. is the industry’s leading provider of cloud-based financials/ERP software suites. NetSuite enables companies to manage core key business operations in a single system, which includes Enterprise Resource Planning (ERP), Accounting, Customer Relationship Management (CRM), and Ecommerce. NetSuite’s “real-time dashboard” technology provides an easy-to-use view into up-to-date, role-specific business information. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements

This press release and NetSuite’s scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite’s management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to the Company as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; continued adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at the Company’s data center may occur; a security breach may impact operations; risks associated with material defects or errors in the Company’s software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth; failure to protect and enforce our intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; increased demands on employees and costs associated with operating as a public company; evolving government regulation of the Internet and Ecommerce; changes to current accounting rules; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today’s discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Quarterly Report on Form 10-Q filed on August 6, 2010, and any subsequently filed reports on Forms 10-Q, 10-K and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) at www.sec.gov or NetSuite’s Web site at www.netsuite.com.

Non-GAAP Financial Measures

The Company’s stated results include certain non-GAAP financial measures, including non- GAAP operating income/(loss), net income/(loss), weighted average shares outstanding, and net income/(loss) per share. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes expenses related to stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations. Non-GAAP operating income/(loss) and Non-GAAP net income/(loss) excludes these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. The Company believes these adjustments provide useful comparative information to investors.

The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company and are used by the Company’s management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding the Company’s operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non- GAAP measures used by other companies.

A copy of this press release can be found on the Company’s Investor Relations Web site at www.netsuite.com/investors. The contents of the Web site are not incorporated by reference into this press release.

Click here to download the press release, financial tables and non-GAAP reconciliation.

NOTE: NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Third Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	September 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$101,118	$96,355
Accounts receivable, net of allowances of $528 and $921 as of September 30, 2010 and December 31, 2009, respectively	24,334	25,776
Deferred commissions	12,136	11,726
Other current assets	7,051	4,922

Total current assets	144,639	138,779
Property and equipment, net	19,050	14,731
Deferred commissions, non-current	1,064	1,040
Goodwill	27,340	28,095
Other intangible assets, net	13,565	17,073
Other assets	2,030	2,506

Total assets	$207,688	$202,224

Liabilities and equity
Current liabilities:
Accounts payable	$2,308	$1,147
Deferred revenue	71,160	66,360
Accrued compensation	9,688	10,562
Accrued expenses	5,297	5,154
Other current liabilities	6,156	5,716

Total current liabilities	94,609	88,939
Long-term liabilities:
Deferred revenue, non-current	4,087	6,361
Other long-term liabilities	5,667	2,217

Total long-term liabilities	9,754	8,578

Total liabilities	104,363	97,517

Equity:
NetSuite Inc. stockholders’ equity:
Common stock	643	629
Additional paid-in capital	407,122	387,507
Accumulated other comprehensive income	639	756
Accumulated deficit	(305,079)	(284,059)

Total NetSuite Inc. stockholders’ equity	103,325	104,833
Noncontrolling interest	—	(126)

Total equity	103,325	104,707

Total liabilities and equity	$207,688	$202,224

NetSuite Announces Third Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Statements of Operations

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
			With adoption of ASU 2009-13	With adoption of ASU 2009-13	With adoption of ASU 2009-13
Revenue:
Subscription and support	$35,190	$36,660	$38,122	$39,779	$41,834
Professional services and other	6,515	6,304	6,128	7,310	7,909

Total revenue	41,705	42,964	44,250	47,089	49,743
Cost of revenue:
Subscription and support (1)	6,505	6,587	6,634	6,556	6,848
Professional services and other (1)	7,988	8,434	8,637	8,907	8,546

Total cost of revenue	14,493	15,021	15,271	15,463	15,394

Gross profit	27,212	27,943	28,979	31,626	34,349

Operating expenses:
Product development (1)	7,369	7,650	8,051	8,918	9,482
Sales and marketing (1)	19,478	19,626	20,379	21,881	24,363
General and administrative (1)	8,323	7,265	6,874	7,789	7,110

Total operating expenses	35,170	34,541	35,304	38,588	40,955

Operating loss	(7,958)	(6,598)	(6,325)	(6,962)	(6,606)
Other income / (expenses) and income taxes, net	(318)	(120)	(512)	(278)	(352)

Net loss	(8,276)	(6,718)	(6,837)	(7,240)	(6,958)
Less: Net loss attributable to the noncontrolling interest	247	178	14	—	—

Net loss attributable to NetSuite Inc. common stockholders	$(8,029)	$(6,540)	$(6,823)	$(7,240)	$(6,958)

Net loss per share attributable to NetSuite Inc. common stockholders	$(0.13)	$(0.10)	$(0.11)	$(0.11)	$(0.11)

Weighted average number of shares used in computing net loss per common share	62,100	62,545	63,094	63,470	63,965

(1)	Includes stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations as follows:

	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Cost of revenue:
Subscription and support	$743	$862	$820	$872	$990
Professional services and other	630	772	801	942	1,042
Operating expenses:
Product development	1,709	2,139	2,184	2,420	2,724
Sales and marketing	2,242	2,170	2,196	2,400	2,753
General and administrative	3,053	1,935	2,068	2,479	2,028

Total stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations	$8,377	$7,878	$8,069	$9,113	$9,537

NetSuite Announces Third Quarter 2010 Results

NetSuite Inc.

Reconciliation of Net Loss Per Share to Non-GAAP Net Income Per Share

(dollars and shares in thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010
Reconciliation between GAAP and non-GAAP operating income / (loss):
Operating loss	$(7,958)	$(6,598)	$(6,325)	$(6,962)	$(6,606)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	8,377	7,878	8,069	9,113	9,537

Non-GAAP operating income	$419	$1,280	$1,744	$2,151	$2,931

Numerator:
Reconciliation between GAAP and non-GAAP net income / (loss):
Net loss attributable to NetSuite Inc. common stockholders	$(8,029)	$(6,540)	$(6,823)	$(7,240)	$(6,958)
Reversal of stock-based compensation expense, amortization of intangible assets and transaction costs for business combinations (a)	8,377	7,878	8,069	9,113	9,537

Non-GAAP net income attributable to NetSuite Inc. common stockholders	$348	$1,338	$1,246	$1,873	$2,579

Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	62,100	62,545	63,094	63,470	63,965
Effect of dilutive securities (stock options, restricted stock awards and warrants) (b)	2,874	2,914	2,632	2,914	3,237

Non-GAAP weighted average shares used in computing non-GAAP net income per common share	64,974	65,459	65,726	66,384	67,202

GAAP net loss per share attributable to NetSuite Inc. common stockholders	$(0.13)	$(0.10)	$(0.11)	$(0.11)	$(0.11)

Non-GAAP net income per share attributable to NetSuite Inc. common stockholders	$0.01	$0.02	$0.02	$0.03	$0.04

Use of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income / (loss), net income / (loss), weighted average shares outstanding and net income / (loss) per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets and transaction costs for business combinations and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods.

(b)	These securities are anti-dilutive on a GAAP basis as a result of the Company’s net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Third Quarter 2010 Results

NetSuite Inc.

Condensed Consolidated Statements of Cash Flows

(dollars in thousands)

(unaudited)

	Nine months ended September 30,
	2010	2009
Cash flows from operating activities:
Net loss attributable to NetSuite Inc.	$(21,021)	$(16,764)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	5,758	5,171
Amortization of other intangible assets	3,549	2,413
Provision for accounts receivable allowances	377	1,309
Stock-based compensation	23,038	14,335
Amortization of deferred commissions	16,814	14,719
Noncontrolling interests	(14)	(629)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	896	1,766
Deferred commissions	(17,301)	(12,913)
Other current assets	(1,478)	(1,211)
Other assets	448	198
Accounts payable	1,093	(574)
Accrued compensation	(884)	(1,179)
Deferred revenue	2,823	(4,992)
Other current liabilities	41	(218)
Other long-term liabilities	(468)	(241)

Net cash provided by operating activities	13,671	1,190

Cash flows from investing activities:
Purchases of property and equipment	(4,366)	(4,080)
Capitalized internal use software	(67)	(188)
Advances on line of credit	—	(70)
Acquisitions, net of cash received	—	(21,930)
Acquisition of other intangibles	—	(275)

Net cash used in investing activities	(4,433)	(26,543)

Cash flows from financing activities:
Payments under capital leases and long-term debt	(1,182)	(1,191)
Repurchase of noncontrolling interest	(1,370)	—
RSU acquired to settle employee withholding liability	(5,587)	(1,770)
Proceeds from issuance of common stock	3,590	2,485

Net cash used in financing activities	(4,549)	(476)

Effect of exchange rate changes on cash and cash equivalents	74	(41)

Net change in cash and cash equivalents	4,763	(25,870)
Cash and cash equivalents at beginning of period	96,355	123,638

Cash and cash equivalents at end of period	$101,118	$97,768